Priority Technology Holdings, Inc. (Nasdaq: PRTH) Supplemental Slides: Q4 2024 Earnings Call March 6, 2025 EXHIBIT 99.2

prioritycommerce.com 2 Disclaimer Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) 2025 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward- looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K filed with the SEC on March 6, 2025. These filings are available online at www.sec.gov or www.prioritycommerce.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non- GAAP financial measures used by other companies. Priority believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of the Company. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and the slides at the end of this presentation for a reconciliation of such non-GAAP financial measures to the most comparable GAAP numbers. Additionally, we present guidance for Adjusted EBITDA and Adjusted EBITDA as percentage of revenue, non-GAAP measures without reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. See more information in Priority’s earnings press release. Adjusted Gross profit referred throughout this presentation is a non-GAAP measure calculated by subtracting Cost of services (excluding depreciation and amortization) from Revenue. Adjusted Gross profit margin referred throughout this presentation is a non-GAAP measure calculated by dividing Adjusted Gross Profit discussed above by Revenue. Adjusted EBITDA referred to throughout this presentation is a non-GAAP measure calculated as net income prior to interest expense, tax expense, depreciation and amortization expense, adjusted to add back certain non-cash charges and / or non-recurring charges deemed to not be part of normal operating expenses. Adjusted EBITDA margin referred throughout this presentation is a non-GAAP measure calculated by dividing Adjusted EBITDA discussed above by Revenue. See Appendix 1 – 2 of this presentation for a reconciliation of Adjusted Gross Profit to Gross Profit as per GAAP, a reconciliation of Adj. EBITDA to GAAP Income (loss) before Taxes and Priority’s earnings press release for more details.

prioritycommerce.com $220 $140 $168 $204 $10 2022 2023 2024 2025 $965 $664 $756 $880 $35 2022 2023 2024 2025 3 Key 2024 Highlights FY 2024 RESULTS CONTINUED STRONG MOMENTUM FY 2024 KEY METRICS TOTAL REVENUE (In Millions) ADJUSTED EBITDA1 (In Millions) $965 - $1,000 $220 - $230 Guidance Range Guidance Range NET REVENUE +16% ADJ GROSS PROFIT1 +19% ADJ EBITDA1 +21% OPERATING INCOME +64% $1.2B Account Balances >1.2M Customer Accounts $130B Total Payments Volume 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details

prioritycommerce.com 4 Q4 2024 Consolidated Results $72.9M $83.9M $44.6M $51.7M $199.3M $227.1M Q4 23 Q4 24 Q4 23 Q4 24 Q4 23 Q4 24Q4 23 Q4 24 14% 15% 16% Adjusted EBITDA1 increased 16% to $51.7 million Adj Gross Profit margin1 increased 40 basis points to 37.0% Adj Gross Profit1 increased 15% to $83.9 million Revenue increased 14% to $227.1 million 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details 40bp 36.6% 37.0%

prioritycommerce.com 5 Full Year 2024 Consolidated Results $275.3M $328.1M 36.4% 37.3% $168.3M $204.3M $755.6M $879.7M FY 23 FY 24 FY 23 FY 24 FY 23 FY 24FY 23 FY 24 16% 19% 90bp 21% Adjusted EBITDA1 increased 21% to $204.3 million Adj Gross Profit1 increased 19% to $328.1 million Revenue increased 16% to $879.7 million 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Adj Gross Profit margin1 increased 90 basis points to 37.3%

prioritycommerce.com Accelerate Cash Flow Optimize Working Capital ▪ Priority Commerce Engine (PCE) is a unified platform that provides our customers a personalized financial toolset to accelerate cash flow and optimize working capital on a single platform to collect, store, lend, and send money combining merchant services, payables and banking & treasury solutions ▪ Built with vision: PCE is a native platform built to manage money movement in complex multi- party environments Priority Commerce: Powering an Ecosystem of Integrated Financial Solutions 6 A Proprietary API Suite that Enables Acquiring, Banking & Payables Solutions Banking & Treasury Passport automates reconciliation, streamlines financial operations & provides full transparency to your liquidity Merchant Services Full featured POS & merchant acquiring solutions that accelerate your cash flow to capture revenue opportunities for businesses Payables Optimize your working capital and earn cash back by leveraging our payables & financing solutions while automating reconciliation LendCollect Store We Provide Personalized Payments and Banking Solutions to: Send + Priority Commerce Engine

prioritycommerce.com 7 Fourth Quarter 2024 Financial Results

prioritycommerce.com 8 Revenue $155.7MM +11% YoY Adj. Gross Profit1 $32.0MM +0.4% YoY | 20.5% Margin Adj. EBITDA1 $26.6MM +6% YoY | 17.1% Margin SMB Highlights – Q4 2024 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Q4 2024 Segment Highlights ➔ Revenue growth of 11% driven by higher volumes and mix ➔ Total Card $ Volumes increased 7% to $18.1bn (incl Bankcard $ Volume of $15.5bn) ➔ New monthly boards averaged 3.75K during quarter ➔ Over 1,100 reselling partners

prioritycommerce.com 9 Revenue $23.7MM +11% YoY Adj. Gross Profit1 $6.4MM +24% YoY | 26.8% Margin Adj. EBITDA1 $2.4MM +544% YoY | 10.1% Margin B2B Highlights – Q4 2024 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Q4 2024 Segment Highlights ➔ $2.3mm of Revenue growth driven by $1.4mm increase from Plastiq ➔ Adjusted Gross Profit margin increased 280+ bps YoY due to margin expansion at Plastiq and 26% revenue growth in higher margin CPX product ➔ Adjusted EBITDA grew $2.0 million YoY

prioritycommerce.com 10 Revenue $48.7MM +27% YoY Adj. Gross Profit1 $45.6MM +27% YoY | 93.6% Margin Adj. EBITDA1 $42.0MM +27% YoY | 86.3% Margin Enterprise Highlights – Q4 2024 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Q4 2024 Segment Highlights ➔ CFTPay Avg Monthly New Enrollments of 52K increased 8% from 49K in Q4 2023 ➔ CFTPay Avg Number of Billed Clients increased 37% to 891K from 650K in Q4 2023 ➔ Growth in balances largely offset impact of 100 bps in Fed rate cuts in late Q3 and Q4 ➔ 92 Integrated Partners at year-end

prioritycommerce.com 11 Salaries & Benefits $23.2MM +7% YoY SG&A $12.8MM (9%) YoY Depreciation & Amortization $13.8MM (8%) YoY Consolidated Operating Expenses – Q4 2024 Q4 2024 Segment Highlights ➔ Higher Salaries & Benefits driven by overall growth of the Company ➔ Decrease in SG&A expense due to non-recurring restructuring charge in Q4 2023 partially offset by higher software, legal and marketing expenses in Q4 2024

prioritycommerce.com EBITDA Walk (in Millions) 2024 2023 LTM Q4 Q4 Q4 2024 Consolidated net income (loss) (GAAP) 7.2$ (0.1)$ 24.0$ Add: Interest expense 23.1 20.6 88.9 Add: Depreciation and amortization 13.8 15.1 58.0 Add: Income tax expense (benefit) 3.3 1.9 13.3 EBITDA (non-GAAP) 47.4 37.5 184.3 Further adjusted by: Add: Non-cash stock-based compensation 1.2 1.6 6.1 Add: Non-recurring expenses: Debt extinguishment and modification costs 1.7 - 10.4 Change in fair value of contingent consideration - - - Legal, professional, accounting and other SG&A 1.4 5.3 3.5 Other Non-recurring expenses - 0.3 - Adjusted EBITDA (non-GAAP) 51.7$ 44.6$ 204.3$ 12 Adjusted EBITDA experienced strong growth in Q4 2024 ➔ Q4 2024 Adjusted EBITDA of $51.7 million increased 16% from $44.6 million in Q4 2023 ➔ Full year 2024 Adjusted EBITDA grew 21% to $204.3 million Adjusted EBITDA1 Walk 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details

# Capital Structure & Liquidity

| Outstanding Debt | |
|---|---|
| **Balance as of September 30, 2024** | $832.9 |
| (+/-) Net Revolver Borrowings | -- |
| (+/-) Net Term Loan Borrowings | $112.6 |
| **Balance as of December 31, 2024** | **$945.5** |

**Total Debt** of $945.5 million at end of Q4 2024 increased from $832.9 million in Q3 2024

- Net Debt of $886.9 million increased $95.2 million compared to Q3 2024 due to the successful $115 million add-on to Term Loan and related redemption in full of the preferred stock
- $70.0mm Revolver unfunded at the end of Q4 2024
- LTM Adj. EBITDA[1] of $204.3 million at end of Q4 2024

| Senior Redeemable Preferred Stock | |
|---|---|
| **Balance as of September 30, 2024** | $105.1 |
| (+/-) Redemption of Preferred Stock[2] | ($113.4) |
| (+/-) Dividend Payable | $1.1 |
| (+/-) PIK Dividend | $1.6 |
| (+/-) Accretion | $5.6 |
| **Balance as of December 31, 2024** | -- |

During Q4 2024, we successfully redeemed the remaining senior preferred stock, demonstrating our commitment to simplifying the balance sheet and optimizing free cash flow

| *(dollars in Millions)* | | 4th Quarter 2024 |
|---|---|---|
| **Dividend:** | | |
| **Payment in Kind** | $ | 1.10 |
| **Cash** | | 1.55 |
| | | 2.65 |
| **Accretion** | | 5.61 |
| **Redemption Excise Tax** | | 2.74 |
| | $ | 10.99 |

[1] Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details
[2] Includes $1.6MM of cash dividend and $1.1MM of PIK dividend accumulated during the quarter and subsequently redeemed as part of the preferred stock redemption

prioritycommerce.com

13

prioritycommerce.com 14 2025 Financial Guidance 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Total Revenue $965MM – $1B (10% – 14% Growth) Adj. Gross Profit1 $360 – $385MM Adj. EBITDA1 $220 – $230MM Strong double-digit Revenue growth will drive continued improvements in Adjusted Gross Profit1 and Adjusted EBITDA1 with some offsets resulting from increased operating expenses

prioritycommerce.com 15 Appendix

# Appendix 1 – Adjusted Gross Profit[1] Reconciliation

## The reconciliation of adjusted gross profit to its most comparable GAAP measure is provided below:

*(in Millions)*

**Three Months Ended December 31, 2024**

| | SMB | B2B | Enterprise | Eliminations | Total |
|---|---|---|---|---|---|
| Revenues | $ 155.7 | $ 23.7 | $ 48.7 | $ (1.0) | $ 227.1 |
| Cost of revenue (excluding depreciation and amortization) | (123.7) | (17.4) | (3.1) | 1.0 | (143.1) |
| Adjusted Gross Profit | **32.0** | **6.4** | **45.6** | **(0.0)** | **83.9** |
| Adjusted Gross Profit Margin | 20.5% | 26.8% | 93.6% | | 37.0% |
| Depreciation and amortiztion of revenue generating assets | (2.2) | (0.6) | (1.6) | -- | (4.5) |
| Gross profit | **$ 29.8** | **$ 5.7** | **$ 44.0** | **$ (0.0)** | **$ 79.5** |
| Gross profit margin | 19.1% | 24.2% | 90.3% | | 35.0% |

*(in Millions)*

**Three Months Ended December 31, 2023**

| | SMB | B2B | Enterprise | Eliminations | Total |
|---|---|---|---|---|---|
| Revenues | $ 140.1 | $ 21.4 | $ 38.3 | $ (0.5) | $ 199.3 |
| Cost of revenue (excluding depreciation and amortization) | (108.3) | (16.3) | (2.3) | 0.5 | (126.4) |
| Adjusted Gross Profit | **31.8** | **5.1** | **35.9** | **(0.0)** | **72.9** |
| Adjusted Gross Profit Margin | 22.7% | 24.0% | 93.9% | | 36.6% |
| Depreciation and amortiztion of revenue generating assets | (2.1) | (0.6) | (1.0) | -- | (3.6) |
| Gross profit | **$ 29.7** | **$ 4.6** | **$ 35.0** | **$ (0.0)** | **$ 69.3** |
| Gross profit margin | 21.2% | 21.4% | 91.4% | | 34.8% |

*(in Millions)*

**Twelve Months Ended December 31, 2024**

| | SMB | B2B | Enterprise | Eliminations | Total |
|---|---|---|---|---|---|
| Revenues | $ 613.5 | $ 89.1 | $ 180.4 | $ (3.4) | $ 879.7 |
| Cost of revenue (excluding depreciation and amortization) | (478.5) | (64.7) | (11.9) | 3.4 | (551.6) |
| Adjusted Gross Profit | **135.1** | **24.4** | **168.6** | **(0.0)** | **328.1** |
| Adjusted Gross Profit Margin | 22.0% | 27.4% | 93.4% | | 37.3% |
| Depreciation and amortiztion of revenue generating assets | (7.7) | (2.8) | (6.0) | -- | (16.5) |
| Gross profit | **$ 127.4** | **$ 21.7** | **$ 162.5** | **$ (0.0)** | **$ 311.6** |
| Gross profit margin | 20.8% | 24.3% | 90.1% | | 35.4% |

*(in Millions)*

**Twelve Months Ended December 31, 2023**

| | SMB | B2B | Enterprise | Eliminations | Total |
|---|---|---|---|---|---|
| Revenues | $ 583.3 | $ 41.2 | $ 132.2 | $ (1.0) | $ 755.6 |
| Cost of revenue (excluding depreciation and amortization) | (446.2) | (26.6) | (8.5) | 0.9 | (480.3) |
| Adjusted Gross Profit | **137.1** | **14.5** | **123.7** | **(0.0)** | **275.3** |
| Adjusted Gross Profit Margin | 23.5% | 35.4% | 93.6% | | 36.4% |
| Depreciation and amortiztion of revenue generating assets | (7.1) | (1.4) | (4.2) | -- | (12.6) |
| Gross profit | **$ 130.0** | **$ 13.2** | **$ 119.5** | **$ (0.0)** | **$ 262.7** |
| Gross profit margin | 22.3% | 32.1% | 90.4% | | 34.8% |

Note: Certain dollar amounts may not add mathematically due to rounding

[1]Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

prioritycommerce.com

16

# Appendix 2 – Adjusted EBITDA[1] Reconciliation

## The reconciliation of adjusted EBITDA to its most comparable GAAP measure is provided below:

*(in Millions)*

| Three Months Ended December 31, 2024 | SMB | B2B | Enterprise | Corporate | Total |
|---|---|---|---|---|---|
| **Adjusted EBITDA** | **$ 26.6** | **$ 2.4** | **$ 42.0** | **$ (19.3)** | **$ 51.7** |
| Adjusted EBITDA Margin | 17.1% | 10.1% | 86.3% | | 22.8% |
| Interest Expense | -- | (1.1) | -- | (22.1) | (23.1) |
| Depreciation and Amortization | (6.8) | (1.3) | (4.5) | (1.2) | (13.8) |
| Debt Modification and Extinguishment Expenses | -- | -- | -- | (1.7) | (1.7) |
| Selling, General and Administrative (Non-Recurring) | -- | -- | -- | (1.4) | (1.4) |
| Non-Cash Stock Based Compensation | (0.0) | 0.1 | (0.0) | (1.3) | (1.2) |
| Non-Cash Other Losses | -- | -- | -- | -- | -- |
| **Income (Loss) Before Taxes** | **$ 19.8** | **$ 0.1** | **$ 37.5** | **$ (47.0)** | **$ 10.5** |
| Income (Loss) Before Taxes % of Revenue | 12.7% | 0.6% | 77.0% | | 4.6% |

*(in Millions)*

| Three Months Ended December 31, 2023 | SMB | B2B | Enterprise | Corporate | Total |
|---|---|---|---|---|---|
| **Adjusted EBITDA** | **$ 25.0** | **$ 0.4** | **$ 33.0** | **$ (13.8)** | **$ 44.6** |
| Adjusted EBITDA Margin | 17.9% | 1.7% | 86.3% | | 22.4% |
| Interest Expense | (0.0) | (0.8) | (0.1) | (19.8) | (20.6) |
| Depreciation and Amortization | (9.2) | (1.1) | (3.9) | (1.0) | (15.1) |
| Debt Modification and Extinguishment Expenses | -- | -- | -- | -- | -- |
| Selling, General and Administrative (Non-Recurring) | -- | -- | -- | (5.3) | (5.3) |
| Non-Cash Stock Based Compensation | (0.1) | (0.3) | (0.1) | (1.1) | (1.6) |
| Non-Cash Other Losses | -- | -- | -- | (0.3) | (0.3) |
| **Income (Loss) Before Taxes** | **$ 15.7** | **$ (1.8)** | **$ 29.1** | **$ (41.2)** | **$ 1.8** |
| Income (Loss) Before Taxes % of Revenue | 11.2% | (8.5%) | 75.9% | | 0.9% |

*(in Millions)*

| Twelve Months Ended December 31, 2024 | SMB | B2B | Enterprise | Corporate | Total |
|---|---|---|---|---|---|
| **Adjusted EBITDA** | **$ 108.9** | **$ 7.6** | **$ 154.9** | **$ (67.2)** | **$ 204.3** |
| Adjusted EBITDA Margin | 17.8% | 8.5% | 85.9% | | 23.2% |
| Interest Expense | (0.0) | (4.3) | -- | (84.6) | (88.9) |
| Depreciation and Amortization | (30.9) | (5.3) | (16.9) | (5.0) | (58.0) |
| Debt Modification and Extinguishment Expenses | -- | -- | -- | (10.4) | (10.4) |
| Selling, General and Administrative (Non-Recurring) | -- | -- | -- | (3.5) | (3.5) |
| Non-Cash Stock Based Compensation | (0.0) | (0.2) | (0.1) | (5.7) | (6.1) |
| Non-Cash Other Losses | -- | -- | -- | -- | -- |
| **Income (Loss) Before Taxes** | **$ 78.0** | **$ (2.2)** | **$ 137.9** | **$ (176.4)** | **$ 37.3** |
| Income (Loss) Before Taxes % of Revenue | 12.7% | (2.5%) | 76.4% | | 4.2% |

*(in Millions)*

| Twelve Months Ended December 31, 2023 | SMB | B2B | Enterprise | Corporate | Total |
|---|---|---|---|---|---|
| **Adjusted EBITDA** | **$ 109.5** | **$ 2.2** | **$ 110.9** | **$ (54.3)** | **$ 168.3** |
| Adjusted EBITDA Margin | 18.8% | 5.5% | 83.9% | | 22.3% |
| Interest Expense | (0.0) | (1.3) | (0.4) | (74.4) | (76.1) |
| Depreciation and Amortization | (36.7) | (1.8) | (22.4) | (7.4) | (68.4) |
| Debt Modification and Extinguishment Expenses | -- | -- | -- | -- | -- |
| Selling, General and Administrative (Non-Recurring) | -- | -- | -- | (9.8) | (9.8) |
| Non-Cash Stock Based Compensation | (0.5) | (0.5) | (0.3) | (5.4) | (6.8) |
| Non-Cash Other Losses | -- | -- | -- | (0.1) | (0.1) |
| **Income (Loss) Before Taxes** | **$ 72.2** | **$ (1.4)** | **$ 87.8** | **$ (151.5)** | **$ 7.2** |
| Income (Loss) Before Taxes % of Revenue | 12.4% | (3.5%) | 66.5% | | 0.9% |

Note: Certain dollar amounts may not add mathematically due to rounding

[1]Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

prioritycommerce.com

17